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                                 EXHIBIT 99.1

                  AGREEMENT TO FURNISH EXHIBITS AND SCHEDULES


HemaCare Corporation (the "Registrant") hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits of the Rights Agreement dated as of March 3, 1998, filed with this Report as Exhibit 4.

Items omitted from the Rights Agreement include:

-     Exhibit A, Certificate of Determination of Series A Junior
      Participating Preferred Stock

-     Exhibit B, Form of right Certificate

-     Exhibit C, Summary of Rights to Purchase Common Shares